The Royce Fund
Royce Micro-Cap Fund

Supplement to the Prospectus
Dated May 1, 2006

         Effective October 2, 2006, David Nadel has been named Assistant Portfolio Manager of Royce Micro-Cap Fund (the "Fund"). Mr. Nadel will assist Co-Portfolio Managers W. Whitney George and Jenifer L. Taylor in managing the assets of the Fund. Mr. Nadel has been employed by Royce & Associates, LLC since July 2006. Previously he was a Senior Portfolio Manager at Neuberger Berman Inc. (from 2004 to 2006) and a Senior Analyst at Pequot Capital Management Inc. (from 2001 to 2003).

October 2, 2006